Related party disclosures	12 Months Ended
Dec. 31, 2024
Related party transactions [abstract]
Related party disclosures

30. Related party disclosures

Entity with significant influence over the Group

CR Verlinvest Health Investment Limited (Org No 2380741), headquartered in Hong Kong, the People’s Republic of China, owns 45.4% of the ordinary shares in the Group (2023: 45.7%). Related parties are CR Verlinvest Health Investment Limited and its subsidiaries, as well as the Board of Directors and key management (senior executives and their associates) in the Group. Information about key management compensation is found in Note 7 Employee and personnel costs.

Subsidiaries

Interests in subsidiaries are set out in Note 13 Investments in subsidiaries.

Transactions with related parties

For 2024, $1.4 million (2023: $1.0 million, 2022: $1.0 million) has been recognized in the consolidated statement of operations for compensation to the Board of Directors.

For the year ended December 31, 2024, Oatly expensed $1.2 million (2023: $1.1 million, 2022: $0.9 million) pursuant to a Distribution Agreement with the distribution company Chef Sam, of which Bernard Hours, a member of the Board of Directors, was a 33% owner prior to divesting such ownership interest during the third quarter of 2024.

On April 18, 2023 the Company issued Convertible Notes to related parties, Nativus Company Limited and Verlinvest S.A, with a fair value of $174.0 million. As of December 31, 2024, the fair value of the outstanding Convertible Notes to related parties amounted to $158.9 million. The Convertible Notes were issued with the terms and conditions described in Note 27 Convertible Notes.